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EXHIBIT 10.72

MEDICAL OFFICE BUILDING LEASE

THIS LEASE is made and entered into this 14th day of September, 1995, by and between Columbia/HCA Healthcare corporation, a Delaware Corporation ("Landlord"), and OptimumCare Corporation, a California Corporation ("Tenant").

Landlord hereby leases to Tenant and Tenant hereby leases from Landlord Suite No. 12 on the first floor, containing 1,400 gross rentable square feet ("Premises") in the building located at 14100 E. Francisquito Avenue, Baldwin Park, CA 91706 ("Building") for the term and upon the conditions and agreements hereinafter set forth ("Lease"). this Lease shall constitute a binding agreement between the parties effective as of the date set forth above, which shall be added by either Landlord or Tenant, whichever party is last to sign the Lease ("Effective Date").

ARTICLE I. TERM

The term of this lease shall begin on the "Commencement Date" (Commencement Date being defined as the date Tenant occupies the Premises which shall be the 1st day of October, 1995) and terminate 1 year thereafter on the 30th day of September, 1996 ("Term"). "Lease Year" shall be defined as each 365 consecutive day period throughout the Term, beginning on the Commencement Date. If the Premises are occupied for a fraction of a month at the beginning or the end of the Term, Tenant shall pay a proportionate part of the applicable monthly installment.

Schedule B shall apply to this Lease.

SCHEDULE B

First Lease Year              Base Rent                Monthly Rent Installment

10/1/95                       $16,800.00               $1,400.00

ARTICLE III. ADDITIONAL RENT

In addition to the Base Rent reserved in Article II herein, Tenant shall pay Landlord "Additional Rent", which term shall be defined to include the following:

(1) any sum owed for costs incurred by Landlord which are in excess of the sum of any tenant improvement allowance upon which Landlord and Tenant have agreed;

(2) any sum owed for separately metered utilities and/or as a Surcharge, as defined in Article V, Building Services;

(3) any other sums owed by Tenant in connection with Tenant's occupancy of the Premises, including, but not limited to, the cost of collection and disposal of any wastes generated at the Premises.

For purposes of this Lease, Base Rent and Additional Rent shall hereinafter be collectively referred to as "Rent".

ARTICLE IV.  USE OF PREMISES

Tenant shall use and occupy the Premises as a medical office exclusively for Tenant's practice of medicine and for no other purpose. Tenant shall not use or occupy the Premises in violation of law or of the Certificate of Use or Occupancy issued for the Building of which the premises are a part and shall immediately discontinue any use of the Premises which is declared by either any governmental authority having jurisdiction or the Landlord to be a violation of any law, code, regulation or a violation of said Certificate of Use of occupancy. Tenant shall comply with any direction of any governmental authority having jurisdiction which shall, by reason of the nature of Tenant's use or occupancy of the Premises, impose any duty upon Tenant or Landlord with respect to the Premises or with respect to the use or occupation thereof.
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Tenant shall not do nor permit to be done anything which will invalidate or increase the cost of any fire an extended coverage insurance policy covering the building and/or property located therein, and shall comply with all rules, orders, regulations and requirements of the appropriate Fire Rating Bureau or any other organization performing a similar function. Tenant shall promptly upon demand reimburse Landlord for any additional premium charged of such policy by reason of Tenant's failure to comply with the provisions of this paragraph. Tenant shall not do or permit anything to be done in, on or about the Premises which would in any way obstruct or interfere with the rights of the tenants or occupants of the Building, or use or allow the Premises to be used for any immortal, unlawful or objectionable purpose, nor shall Tenant maintain or permit any nuisance or commit or suffer to be committed any waste in, on or about the Premises.

Tenant shall not dispense any drugs or medicines to persons other than Tenant's own patients. In the practice of medicine at the Premises, Tenant shall have the right to perform only such laboratory tests and diagnostic procedures which are ancillary and incidental to the care and treatment of Tenant's patients, and not for third parties or for an independent profit motive. Prior to the installation and use of any diagnostic, laboratory or radiology equipment, Tenant shall provide Landlord with a list of such equipment and its intended use, a list of any hazardous substances, wastes or materials, as hereinafter defined, which will be used or generated in connection with such laboratory and/or diagnostic tests; and Tenant's proposed procedures for the use, storage and disposal of any hazardous substances, wastes or materials, including but not limited to the procedure for silver recovery for any radiology equipment.

Tenant shall not cause or permit the release or disposal of any hazardous substances, wastes or materials, or any medical, special or infectious wastes, on or about the Premises or the Building of which they are a part. Hazardous substances, wastes or materials shall include those which are defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 USC Section 9601 et seq; the Resource Conservation and Recovery Act, as amended, 42 USC Section 6901 et seq; the Toxic Substances Control Act, as amended, 15 USC Section 2601 et seq; and medical, special or infectious wastes shall include those which are defined pursuant to the medical waste regulations which have been promulgated by the state in which the Premises are located, and as further set forth in any state or local laws and ordinances, and their corresponding regulations. Tenant shall comply with all rules and policies set by Landlord, and with all federal, state and local laws, regulations and ordinances which govern the use, storage, handling and disposal of hazardous substances, wastes or materials and medical, special or infectious wastes. Tenant shall indemnify, defend and hold Landlord harmless from and against any claims or liability arising out of or connected with Tenant's failure to comply with the terms of this Article IV, which terms shall survive the expiration or earlier termination of this Lease.

Landlord, may at its option, terminate this Lease int he event Tenant engages in a prohibited use and fails to cure such violation within thirty (30) days following Tenant's receipt of written notice form Landlord.

ARTICLE V.  BUILDING SERVICES

         1. All utilities for the Premises which are not separately metered as well as all utilities for the common areas of the Building and maintenance services will be paid for by Landlord. Heat and air-conditioning required to be furnished by Landlord will be furnished whenever the same shall, in Landlord's reasonable judgement, be required for Tenant's comfortable use and occupancy of the Premises during reasonable business hours. If Tenant requires or utilizes more water or electric power than is considered reasonable or normal by Landlord, Landlord may reasonably determine and require Tenant to pay as Additional Rent, the cost incurred as a result of such additional usage ("Surcharge"). Tenant agrees to pay all separately metered utilities required and used by Tenant in the Premises. Landlord reserves the privilege of stopping any or all of such services in case of accident or breakdown, or for the purpose of making alterations, repairs or improvements, and shall not be liable for the failure to
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furnish or delay in furnishing any or all of such services when same is caused by or is the result of strikes, labor disputes, labor, fuel or material scarcity, or governmental or other lawful regulations or requirements, or the failure of any corporation, firm or person with whom the Landlord may contract for any such service, or for any service incident thereto, to furnish same, or is due to any cause other than the gross negligence of the Landlord; and the failure to furnish any of such services in such event shall not be deemed or construed as an eviction or relieve Tenant from the performance of any of the obligations imposed upon Tenant by this Lease. Landlord shall not be responsible to the Tenant for loss of property in or from the Premises, or for any damage done to furniture, furnishings or effects therein, however occurring, except where such damages occur through the gross negligence of Landlord; nor shall Landlord be responsible should any equipment or machinery break down or for any cause cease to function properly on account of any such interruption of service. Tenant shall be solely responsible for and shall promptly pay all charges for telephone and other communication services.

         2. At all times during the initial Term or any extension thereof, Landlord, at no cost or expense to Tenant, shall promptly and in a workmanlike manner perform all maintenance and make all repairs and replacements required, in the opinion of Landlord, to keep the Premises and the Building in good order, condition and repair, except if the need for such maintenance, repairs or replacements is caused by the fault or negligence of Tenant (reasonable wear and tear excepted), in which event Landlord will perform the maintenance, repairs or replacements required and charge Tenant therefore, such changes being due in full upon tenant being billed for same.

ARTICLE VI.  ALTERATIONS

         Tenant may not make any changes, additions, alterations, improvements or additions to the Premises or attach or affix any articles thereto without Landlord's prior written consent. All alterations, additions, or improvements which may be made upon the Premises by Landlord or Tenant (except unattached trade fixtures and office furniture and equipment owned by Tenant) shall not be removed by Tenant, but shall become and remain the property of landlord. All alterations, improvements, and additions to the Premises (as permitted by Landlord) shall be done only by Landlord or contractors or mechanics approved by Landlord, and shall be at Tenant's sole expense and at such times and in such manner as Landlord may approve. If Tenant shall make any alterations, improvements or additions to the Premises, Landlord may require Tenant, at the expiration of the Lease, to restore the Premises to substantially the same condition as existed at the commencement of the Term. Any mechanics' or materialmen's lien for which Landlord has received a notice of intent to file or which has been filed against the Premises or the Building arising out of work done for, or materials furnished to Tenant, shall be discharged, bonded over, or otherwise satisfied by Tenant within ten (10 ) days following the earlier of the date Landlord receives (1) notice of intent to file a lien or (2) notice that the lien has been filed. If Tenant fails to discharge, bond over, or otherwise satisfy any such lien, Landlord may do so at tenant's expense, and the amount expended by Landlord, including reasonable attorney's fees, shall be paid by Tenant within ten (10) days following Tenant's receipt of a bill from Landlord.

ARTICLE VII.  DAMAGE TO PROPERTY - INJURY TO PERSONS

         Tenant shall and hereby does indemnify and hold Landlord harmless form and against any and all claims arising from: 1) Tenant's use of the Premises or the conduct of Tenant's business or profession; 2) any activity, work, or thing done, permitted or suffered by the Tenant in or about the Premises; 3) any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease; or 4) any negligent acts or omissions of Tenant, or of Tenant's agents or employees. tenant shall and hereby does further indemnify, defend and hold Landlord harmless from and against all costs, attorney's fees, expenses and liabilities incurred in connection with any such claim or any action or proceeding brought thereon. In case
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any action nor proceeding is brought against Landlord by reason of any such claim. Tenant, upon notice from Landlord, shall defend same at Tenant's expense by counsel reasonably satisfactory to Landlord. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to persons in, upon, or about the Premises from any cause other than Landlord's gross negligence, and Tenant hereby waives all claims in respect thereof against Landlord.

         During the term hereof, Tenant shall maintain comprehensive general liability insurance on the Premises of at least $100,000 per occurrence, $300,000 aggregate. As evidence thereof, on or before the Commencement Date. Tenant shall provide to Landlord Certificates of Insurance evidencing such coverage during the Term. Tenant shall also maintain All Risk (as defined in Article XX(v)) property insurance on all property owned or used by Tenant in the Premises.

         Neither Landlord nor its agents shall be liable for any damage to property entrusted to employees of the Building, nor for loss of or damage to any property by theft or otherwise, nor for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak from any part of the Building or from the pipes, appliances or plumbing works therein or from the roof, street or subsurface, or from any other place or resulting from dampness or any other cause whatsoever, unless caused by or due to the gross negligence of Landlord, its agents, servants or employees. Neither Landlord nor its agents shall be liable for any latent defect in the Premises or in the Building. Tenant shall give prompt notice to Landlord in case of fire or accidents in the Premises or in the Building or of defects therein or in the fixtures or equipment. Tenant hereby acknowledges that Landlord shall not be liable for any interruption to Tenant's business for any cause whatsoever, and that tenant shall obtain Business Interruption Insurance coverage should Tenant desire to provide coverage for such risk.

ARTICLE VIII.  ASSIGNMENT AND SUBLETTING

         Tenant shall no, either voluntarily or by operation of law, sell, hypothecate, assign or transfer this Lease, or sublet the premises or nay part thereof, or permit the Premises or any part thereof to be occupied by anyone other than Tenant or Tenant's employees, without the prior written consent of Landlord. Any sale, assignment, mortgage transfer or subletting of this Lease which is not in compliance with the provisions of this Article VIII shall be null and void and of no effect and shall constitute a default hereunder. The consent by Landlord to an assignment or subletting shall not be construed as relieving Tenant from obtaining the express written consent of Landlord to any further assignment or subletting. Landlord's consent to any assignment or subletting shall not release Tenant from its primary liability under the Lease.

ARTICLE IX.  DAMAGE OR DESTRUCTION

         If the Premises are damaged by fire or other casualty (collectively "Casualty"), the damage shall be repaired by and at the expense of Landlord, provided such repairs can, in Landlord's opinion, be made within sixty (60) days after the occurrence of such Casualty without the payment of overtime or other premiums. Until such repairs are completed, the Rent shall be abated in proportion to the part of the Premises which is unusable by tenant in the conduct of Tenant's practice of medicine. However, three shall be no abatement to Rent by reason of any portion of the Premises being unusable for a period equal to one day or less, or if the Casualty is due to the negligent acts or omissions of Tenant or Tenant's employees.

         If such repairs cannot, in Landlord's opinion, be made within sixty
(60) days, Landlord may, at its option, make them within a reasonable time, not to exceed one hundred twenty (120) days and in such event this Lease shall continue in effect and the Rent shall be apportioned in the manner provided above. Landlord's election to make such repairs must be evidenced by written notice to Tenant within thirty (30) days after the occurrence of the damage.
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         If Landlord does not so elect to make such repairs which cannot be made within sixty (60) days, then either party may, by written notice to the other, cancel this Lease as of the date of the Casualty. A total destruction of the Building in which the Premises are located shall automatically terminate the lease.

ARTICLE X.  EMINENT DOMAIN

         If the whole of the Premises or so much thereof as to render the balance unusable by Tenant shall be taken under power of eminent domain, this Lease shall automatically terminate as of the date of such condemnation, together with any and all rights of Tenant existing or hereafter arising in or to the same or any part thereof; provided, however, that nothing contained herein shall be deemed to give Landlord any interest in or require Tenant to assign to Landlord any award made to Tenant for 1. the taking of personal property and fixtures belonging to Tenant; 2. the Interruption of or damage to Tenant's business or profession; 3. the cost of relocation expenses incurred by Tenant; and 4. Tenant's unamortized cost of leasehold improvements. In the event of a partial taking which does not result in a termination of the Lease, the Rent shall be apportioned according to the part of the Premises remaining usable by Tenant. Landlord may without any obligation or liability to Tenant stipulate with any condemning authority for a judgement of condemnation without the necessity of a formal suit or judgement of condemnation, and the date of taking under this clause shall then be deemed the date agreed to under the terms os said agreement or stipulation.

ARTICLE XI.  DEFAULTS

         The occurrence of any of the following shall constitute a material default and breach of the Lease:

         1.       The vacating or abandonment of the premisses by Tenant.
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         2. A failure by Tenant to pay the Rent or to make any other payment required to be made by Tenant hereunder, when due, or within ten (10) days thereafter.

         3. A failure by Tenant to observe and perform any other provision of this Lease to be observed or performed by Tenant.

         4. The making by Tenant of any general assignment for the benefit of creditors; the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt or the filing of a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days; the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) days; or the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within thirty (30) days.

         Tenant shall not be in default in the performance of any obligation provided for herein, except with reference to the payment of Rent, unless and until Tenant has failed to perform such obligation within thirty (30) days after written notice by Landlord to Tenant specifying wherein Tenant has failed to perform such obligation.

         Landlord shall not be deemed to be in default in the performance of any obligation required to be performed by it hereunder unless and until it has failed to perform such obligation within thirty (30) days after written notice by Tenant to Landlord specifying wherein Landlord has failed to perform such obligation. Provided however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for its performance, then Landlord shall not be deemed to be in default if it shall commence such performance within such thirty (30) day period and thereafter diligently prosecute the same to completion.
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ARTICLE XXI. REMEDIES

In the event Tenant commits an act of default as set forth in Article XI, Landlord may exercise one or more of the following described remedies, inn addition to all other rights and remedies available at law or in equity, whether or not stated in this Lease.

         1. Landlord may continue this Lease in full force and effect and shall have the right to collect Rent when due. During the period Tenant is in default, Landlord may re-enter the Premises with or without legal process nd relet them, or any part of them, to third parties for Tenant's account, and Tenant hereby expressly waives any and all claims for damages by reason of such re-entry, as well as any and all claims for damages by reason of any distress warrants or proceeding by way of sequestration which Lessor may employ to recover said rents. Tenants shall be liable immediately to Landlord for all costs Landlord incurs in reletting the Premises, including, without limitation, broker's commissions, expenses of remodeling the Premises required by the reletting, and like costs. Reletting can be for a period of shorter or longer than the remaining Term of this lease, and in no event shall Landlord be under any obligation to relet the Premises. On the dates such rent is due, Tenant shall pay to Landlord a sum equal to the Rent due under this Lease, leaps the rent Landlord receives from any reletting. No act by Landlord allowed by this paragraph shall terminate the Lease unless Landlord notifies Tenant in writing that Landlord elects to terminate the Lease.

         2. Landlord may terminate this Lease at any time. Upon termination, landlord shall have the right to collect an amount equal to: all expenses incurred by Landlord in recovering possession of the premises, including reasonable attorney;s fees; all reasonable costs and charges for the care of the Premises while vacant; all renovation costs incurred in connection with the preparation of the Premises for a new tenant; and an amount by which the entire Rent for the remainder of the Term exceeds the loss of Rent that Tenant proves could have been reasonably avoided.

                  Should any of these remedies, or any portion thereof, not be permitted by the laws of the state in which the Building is situate, then such remedy or portion thereof shall be considered deleted and unenforceable, and the remaining remedies or portions thereof shall be and remain in full force and effect, and Landlord may avail itself of these as well as any other remedies or damages allowed by law. All rights, options and remedies of Landlord stated herein or elsewhere by law or in equity shall be deemed cumulative and not exclusive of one another.

ARTICLE XIII. RULES AND REGULATIONS

         Tenant shall observe faithfully and comply and comply strictly with the Rules and Regulations set forth on the back side of the final page of this Lease and made a part hereof, and such other rules nd regulations as Landlord may from time to time reasonably adopt of the safety, care and cleanliness of the Building or the preservation of good order therein. Landlord shall not be liable to Tenant for violation of any such Roles and Regulations, or for the breach of any covenant or condition in any lease by any other tenant in the Building. By the signing of this lease, Tenant acknowledges that Tenant has read and has agreed to comply with such Rules and Regulations.

ARTICLE XIV.  RIGHT OF ACCESS

         Upon reasonable notice to Tenant, landlord and its agents shall have free access to the leased Premises during all reasonable hours for the purpose of examining the same to ascertain if they are in good repair, to make reasonable repairs as required hereunder provided, however, Landlord shall have no obligation as a result of such examination to make any repairs other than expressly set forth herein), and to exhibit the same to prospective purchasers or tenants.

ARTICLE XV.  END OF TERM

         At the termination of this Lease, Tenant shall surrender the Premises to Landlord
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in as good condition and repair as at the Commencement Date, reasonable wear and tear excepted, and will leave the premises broom-clean. If not then in default, Tenant shall have the right prior to said termination to remove any equipment, furniture, trade fixtures or other personal property placed in the Premises by Tenant, provided that Tenant promptly repairs any damage to the Premises caused by such removal.

In the event of holding over by Tenant after the expiration of this Lease, Tenant shall pay a sum equal to one and one-half times the sum of the monthly installment of Rent which is in effect at the expiration of the Lease. Any holding over with the written consent of Landlord shall thereafter constitute a tenancy at sufferance.

ARTICLE XVI.  TRANSFER OF LANDLORD'S INTEREST

         In the event of any transfer or transfers of Landlord's interest in the Premises or in the real property of which the Premises are a part, the transferor shall be automatically relieved of any and all obligations and liabilities on the part of Landlord accruing from and after the date of such transfer.

ARTICLE XVII.  ESTOPPEL CERTIFICATE, ATTORNMENT, AND NON-DISTURBANCE

         Within ten (10) days following receipt of Landlord's written request, Tenant shall deliver, executed in recordable form, a declaration to any person designated by Landlord: a) ratifying this Lease; b) stating the commencement and termination dates of the Lease; and c) certifying (i) that this Lease is in full force and effect and has not been assigned, modified, supplemented or amended (except by such writings as shall be stated); (ii) that all conditions under this lease to be performed by Landlord have been satisfied (stating exceptions, if any); (iii) that no defenses, credits or offsets against the enforcement of this Lease by Landlord exist (or stating those claimed); (iv) the sum of advance Rent, if any, paid by Tenant.; (v) the date to which Rent has been paid; (vi) the amount of security deposited with Landlord, and such other information as Landlord reasonably requires. Persons receiving such statements shall be entitled to rely upon them.

         Tenant shall, in the event of a sale or assignment of Landlord's Interest in the Premises or the Building or this Lease, or if the Premises or the Building comes into the hands of a mortgage, ground lessor or any other person whether because of a mortgage foreclosure, exercise of a power of sale under a mortgage, termination of the ground lease, or otherwise attorn to the purchaser or such mortgagee or other person and recognize the same as Landlord hereunder, provided such purchaser, mortgagee or other person shall warrant and defend Tenant in the quiet enjoyment and possessio of the Premises for the Duration of the Term, subject to the terms and conditions of this Lease. Tenant shall execute, at Landlord's request, any reasonable attornment agreement required by any mortgagee, ground lessor or other such person to be executed, and containing such provisions as such mortgagee, ground lessor or other person requires.

         Except as otherwise stated herein, this Lease shall be subordinate and inferior at all times to the lien of any mortgage and to the lien of any deed of trust or other method of financing or refinancing now or hereafter existing against all or a part of the real property upon which the Building is located, and to all renewals, modifications, replacements, consolidations and extensions thereof. Tenant shall execute and deliver all documents requested by any mortgage or security holder to effect such subordination. If Tenant fails to execute and delivery any such documents and take such other reasonable steps as are necessary to effect such subordination. Landlord is hereby authorized to execute such documents and take such other reasonable steps as are necessary to effect such subordination on behalf of Tenant as Tenant's duly authorized irrevocable agent and attorney-in-fact, it being agreed that such power is one coupled with an interest. Tenant's failure to execute and deliver such documents or instruments provided for in this Article XVII within fourteen (14) days after the receipt by Tenant of a written request shall constitute a default under this Lease.
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ARTICLE XVIII.  NOTICES

         Any notice required or permitted to be given hereunder shall be in writing and may be given by: 1) hand delivery and shall be deemed given on the date of delivery; 2) registered or certified mail and shall be deemed given the third day following the date of mailing; or
3) overnight delivery and shall be deemed given the following day.

         All notices to Tenant shall be addressed to Tenant at the Building of which the Premises are a part or to Landlord at the Building with a copy to:

                  Director of Facilities Management
                  P.O. Box 740033
                  Louisville, KY 40201-7433

ARTICLE XIX.  TERMINATION AS A RESULT OF DEATH OR DISABILITY

         Provided that Tenant is a solo practitioner or a professional corporation with one shareholder, and provided that Tenant, at the time of such practitioner's or shareholder's death, is not in default under any term or condition of this Lease, the legal representative of his/her estate shall have the right to terminate the Lease. Notice of termination being given as a result of death shall be effective only if it is in writing. Tenant and his/her estate shall be liable for the Rent due under this Lease through the end of the calendar month in which such notice of termination is received by landlord and shall remain liable for the Rent until such date that all of Tenant's personal property, equipment and fixtures are removed from the Premises, as provided in Articles VI and XV of this lease.

         The right of termination shall exist if such practitioner or shareholder is medically determined to be permanently disabled. Tenant shall provide Landlord with written notice thirty (30) days prior to the date of termination, and Tenant shall be liable forth rent due under this lease throughout such thirty (30) day period, and shall remain liable until such date that all of Tenant's personal property, equipment and fixtures are removed from the Premises, as provided in Articles VI and XV of this Lease.

         In the event Tenant is a partnership or a corporation with multiple shareholders, Tenant shall be released from the Lease only if such death or disability effects a dissolution of the partnership or corporation as set forth in the applicable partnership or corporate documents.

         In the event the Lease has been executed by two or more persons, only the deceased or disabled person shall be released from the lease.

         (i) ATTORNEY - ATTORNEY'S FEES. In the event that suit is brought by either party against the other for a breach or default under the terms of this Lease, the prevailing party shall be entitled to reasonable attorney's fees, which sum shall be fixed by the court.

         (ii) TIME OF ESSENCE. Time is of the essence with respect to the performance of every provision of this Lease.

         (iii) HEADINGS . The article captions contained in this lease are for convenience only and shall not be considered in the construction or interpretation of any provision hereof.

         (iv) INCORPORATION OR PRIOR AGREEMENTS; AMENDMENTS. This lease contains all of the agreements of ;the parties hereto with respect to any manner covered or mentioned in this Lease, and no prior agreement or understanding pertaining to any such matter shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest.
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         (v) WAIVER OF SUBROGATION. Landlord and Tenant hereby mutually waive any and all rights of recovery against one another based upon the negligence of either Landlord or Tenant or their agents or employees for real or personal property loss or damage occurring to the Premises or to the Building or any part thereof or any personal property located therein from perils which are able to be insured against standard fire and extended coverage, vandalism and malicious mischief and sprinkler leakage insurance contracts (commonly referred to as "All Risk"), whether or not such insurance is actually carried.

         (vii) QUIET ENJOYMENT Landlord shall warrant and defend Tenant in the quiet enjoyment and possession of the Premises throughout the Term, subject to the terms and conditions of the Lease.

         (viii) BINDING EFFECT. This lease shall be binding upon, and inure to the benefit of the parties hereto, their heirs, successors, assigns, executors and administrators. However, nothing in this Article shall be deemed to amend the provisions of Article VIII on Assignment and Subletting.

         (ix) GOVERNING LAW. This Leased shall be governed by the laws of the state where the Building is located.

ARTICLE XXI.  CONDITION PRECEDENT

Notwithstanding anything contained herein to the contrary, this Lease shall not be effective or legally binding upon the parties hereto until it has been reviewed and approved in writing, in accordance with Landlord's approval guidelines, by Landlord's Regional Representative and Landlord's Facilities Management Representative or its Legal Counsel.

         IN WITNESS WHEREOF, the parties have duly executed this Lease the day and year first above written.

WITNESS:                                     TENANT:

MAUREEN ADDIS                                OPTIMUMCARE CORPORATION
- -------------                                -----------------------

                                    BY:      EDWARD A. JOHNSON
                                             -----------------
                                             President

WITNESS:                                     LANDLORD:

PENNE J. HILL                                COLUMBIA/HCA HEALTHCARE
- -------------                                         CORPORATION

                                    BY:      HOWARD K. PATTERSON
                                             (Landlord's Representative)

                       APPROVED BY:
                                    ----------------------------------------
                                        (Landlord's Regional Rep.)

                                    BY:
                                        --------------------------------------
                                             (Landlord's Facilities Management
                                             Rep or Landlord's Legal Counsel)

                   MEDICAL OFFICE BUILDING LEASE - ADDENDUM 1

         THIS ADDENDUM #1 is made this 14th day of September 1995 by and between Columbia/HCA Healthcare Corporation, a California Corporation as Landlord and OptimumCare Corporation, a Delaware Corporation as Tenant and amends that Medical Office Building Lease (the lease between Landlord and Tenant dated September 14, 1995.

1. Article X of the Lease entitled Damage or Destruction is hereby amended by adding the following paragraph and thereof:

         With respect to any damage which Landlord is obligated to repair or elects to repair. Tenant waives the provision Section 1932 (2) and 1933 (4) of the California Civil Code.

2. Articles XIII of the Lease entitled Remedies hereby deleted in its entirety and the following is substituted

ARTICLE XIII Remedies

         Landlord shall have the following remedies if Tenant commits a default. These remedies are not exclusive; therefore cumulative in addition to any remedies now or later allowed by law.

         1. Landlord can continue this lease in full force and effect,and the Lease will continue in effect as long as Landlord not terminate Tenant's right to possession, and Landlord shall have the right to collect rent and Additional Rent. During the period Tenant is in default, Landlord can enter the Premises and relet them, or any part of them, to third party for tenants account. Tenant shall be liable immediately to Landlord for all costs Landlord incurs in reletting the Premises, including, with limitation, broker's commissions, expenses of remodeling the Premises required by the reletting and costs. Reletting can be for a period shorter or longer than the remaining term of this Lease. Tenant shall pay to Landlord rent and Additional Rent under this Lease on the dates the rent is due, unless Landlord notifies Tenant that Landlord elects to terminate this Lease. After Tenant's default and for as long as Landlord does not terminate Tenant's right to possession of the Premises, if Tenant obtains Landlord's consent, Tenant shall have the right to assign or sublet its in this Lease, but Tenant shall not be released from liability. Landlord's consent to a proposed assignment or subletting not be unreasonably withheld.

         2. Landlord can terminate Tenant's right to possession of the Premises at any time. No act by Landlord other than notice to Tenant shall terminate this Lease. Acts of maintenance , efforts to relet the Premises, or the appointment receiver on Landlord's initiative to protect Landlord's interest under this Lease shall not constitute a terminate of Tenant's right to possession. On termination, Landlord has the right to recover from Tenant:

         a. The worth, at the time of the award, of the unpaid rent and Additional Rent that had been earned at the time of termination of the Lease.

         b. The worth, at the time of the ward, of the amount by which the unpaid rent and Additional Rent that would have been earned after the date of termination of this Lease until the time of award exceeds the amount of the loss of rent Tenant proves could have been reasonably avoided;

         c. The worth, at the time of the award, of the amount by which the unpaid rent and Additional Rent for the balance of the term and after the time of the award exceeds the amount of the loss of rent that Tenant proves could have been reasonably avoided;

         d. Any other amount, and court costs, necessary to compensate Landlord for all detriment proximately caused by Tenant's default.

         "The worth, at the time of the award", as used in a) and b) of this paragraph, is to be computed by allowing interest at a rate of 10% per annum. "The worth, at the time of the award", as referred to in c) of this paragraph, is to be computed by discounting the amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award, plus

         3. Except as specifically amended herein, all terms and conditions of the Lease shall and do remain in full force effect.

IN WITNESS WHEREOF, the parties shave duly executed this Amendment the day and year first above written.

WITNESS:                                         TENANT:

MAUREEN ADDIS                                    OPTIMUMCARE CORPORATION

                                            BY: EDWARD A. JOHNSON
                                                 ----------------------
                                                 C.F.O.

WITNESS:                                         LANDLORD:

PENNE A. HILL                                    COLUMBIA/HCA HEALTHCARE
- -------------                                    CORPORATION

                                            BY:  HOWARD K. PATTERSON
                                                 ---------------------------
                                                 (Landlord's Representative)

              MEDICAL OFFICE BUILDING LEASE - RULES AND REGULATIONS

1.       CONDUCT

         Tenant shall not conduct its practice or business, or advertise such business, profession or activities of Tenant conducted in the Premises in a manner which violates local, state or federal laws or regulations.

2.       HALLWAYS AND STAIRWAYS

         Tenant shall not obstruct or use for storage, or for any purpose other than ingress and egress, the sidewalks, entrance, passages, courts, corridors, vestibules, halls, elevators and stairways of the Building.

3.       NUISANCES

         Tenant shall not make or permit any noise, odor or act that is objectionable to other occupants of the Building to emanate from the Premises, and shall not create or maintain a nuisance thereon.

4.       MUSICAL INSTRUMENTS, ETC.

         Tenant shall not install or operate any phonograph, musical instrument, radio receiver or similar devise in the Building in such manner as to disturb or annoy any other tenants of the Building or the neighborhood. Tenant shall not install any antennae, aerial wires or other equipment outside the Building without the prior written approval of Landlord.

5.       LOCKS

         No additional locks or bolts of any kind shall be placed upon any of the doors or windows by Tenant, nor shall any changes by made in existing locks or the mechanism thereof. Tenant must upon the termination of its tenancy restore to Landlord all keys to the Premises and toilet rooms either furnished to or otherwise procured by Tenant, and in the event of loss of any keys so furnished, Tenant shall pay to Lessor the cost thereof.

6.       OBSTRUCTING LIGHT, DAMAGE

         The sash door, sashes window glass doors, lights and skylights that reflect or admit light into the halls or other places of the Building shall not be covered or obstructed. The toilets nd urinals shall not be used for any purpose other than those for which they were intended and constructed.

8.       WIRING

         Electrical wiring of every kind shall be introduced and connected only as directed by Landlord, and no boring nor cutting of wires will be allowed except with the consent of Landlord. The location of the telephone, call boxes, etc. shall be subject to the approval of Landlord.

9.       EQUIPMENT, MOVING, FURNITURE, ETC.

         Landlord shall approve the weight, size and position of all fixtures, equipment and other property brought into the Building, and the times of moving which must be done under the supervision of Landlord. Landlord will not be responsible for any loss of or damage to any such equipment or property from any cause, and all damage done in the Building by moving or maintaining any such property shall be repaired at the expense of Tenant.

10.      REQUIREMENTS OF TENANT

         The requirements of Tenant will be attended to only upon application at the office of Landlord. Employees shall not perform any work nor do anything outside their regular duties unless under special instructions from Landlord. No employees shall admit any person, Tenant or otherwise, to any other office without instruction from the office of Landlord.

11.      MEDICAL AND HAZARDOUS WASTES

         Tenant shall comply with all policies established from time to time by Landlord regarding the storage and disposal of hazardous substances, wastes and materials, and medical, special or infectious wastes.

12.      ACCESS TO BUILDING

         Any person entering or leaving the Building may be questioned by Building security regarding his/her business in the Building and may be required to sign in and out. Anyone who fails to provide a satisfactory reason for being in the Building may be excluded.

13.      VEHICLES, ANIMALS, REFUSE

         Tenant shall not allow anything to be placed on the outside window ledges of the Premises or to be thrown out of the windows of the Building. No bicycles or other vehicle, and no animal shall be brought into the offices, halls, corridors, elevators or any other parts of the Building by Tenant or the agents, employees, or invites of Tenant, and Tenant shall not place or permit to be placed any obstruction or refuse in any public part of the Building.

14.      EQUIPMENT DEFECTS

         Tenant shall give landlord prompt notice of any accidents to or defects in the water pipes, gas pipes, electric lights and fixtures, heating apparatus, or any other service equipment.

15.      PARKING

         Unless otherwise specified by Landlord, Tenant and its employees may park automobiles only in spaces designated by Landlord for such purpose and shall in no event park in spaces reserved for public parking.

16.      CONSERVATION AND SECURITY

         Tenant will see that all windows and doors are securely locked, and that all faucets and electric light switches are turned off before leaving the Building.

17.      SIGNAGE

         Tenant shall not place any sign upon the Premises or the Building without Landlord's prior written consent.

                 ADDENDUM NO. 2 TO MEDICAL OFFICE BUILDING LEASE

         THIS ADDENDUM NO. 2 to lease is executed concurrently with and is a part of that certain Medical Office Building Lease, dated September 14, 1995 which is attached hereto by and between COLUMBIA HEALTHCARE CORPORATION, a Delaware Corporation, ("Sublessor") and OPTIMUMCARE CORPORATION ("Sublessee") for those premises located at 14100 East Francisquito Avenue, Suite 12, Baldwin Park, CA 91706 (referred to herein as the "Sublease" more specifically identified as Exhibit "B".

         THIS ADDENDUM supersedes any and all conflicting provisions in the Sublease. Unless indicated otherwise, all terms herein are used as defined in the Sublease.

1. The Medical Office Building Lease attached hereto is in fact a Sublease Agreement wherein Sublessor, identified therein as "Lessor" is the Sublessor and Sublessee, identified therein as "Lessee" is the Sublease, under a lease between Landlord as the Lessees (originally Human, Inc. and subsequently merged with Columbia Healthcare, Inc.) and Francisquito Properties, a
         Partnership as the Lessor under that certain lease dated as of August 27, 1979 a true and complete copy of which is attached hereto as Exhibit "A" and more specifically identified as Exhibit
         "B" attached hereto (the Master Lease). Sublessee hereby subleases the Premises from Sublessor subject to all of the terms, covenants, conditions, rules and regulations of the Master Lease. Except as expressly modified herein, and under the remainder of the Sublease, such terms, covenants, conditions, rules and regulations are hereby expressly incorporated by reference into this Sublease and apply to the parties hereto as if Sublessor was the Lessor thereunder and Sublessee was the Lessee thereunder; provided, however, to the extent the Master
         Lease grants certain lease or purchase options or rights of first refusal to Sublessor, those options and rights are expressly retained solely by Sublessor and are not transferred to Sublessee hereby.
         (a) In the event the Sublessor's interest as Lessee under the Master Lease is terminated, for any reason, this Sublease shall terminate simultaneously therewith without any liability of Sublessor to Sublessee.

         (b) Except as expressly modified herein, Sublessee shall assume any and all obligations of and perform any terms, covenants and conditions applicable to Sublessor as Lessee under the Master Lease, to the extent said obligations, terms, covenants and conditions apply to the Premises, specifically including, but not limited to Paragraph 24 "Indemnification", and any rules and regulations attached to the Master Lease. Sublessee shall not commit or permit to permit to be committed on the Premises any act or omission which violates any term or condition of the Master Lease.

2. Notwithstanding the provisions of Article No. V of the Lease, Tenant has physically inspected the Premise and knows the condition thereof and will accept the condition as is and agrees that Landlord shall not be called upon to make any improvements, alterations or additions thereto regarding the present condition or future condition of the Premises.

SUBLESSOR                                           SUBLESSEE

BY:      HOWARD K. PATTERSON                        BY:  EDWARD A. JOHNSON

DATED:  9/29/95                                              DATED:  9/19/95

                                   EXHIBIT "H"

                              OFFICE BUILDING LEASE

         THIS LEASE made and execute this 27th day of August, 1979, between FRANCISQUITO PROPERTIES, a Partnership, (hereinafter designated the Lessor), and HUMANA INC., a Corporation, (hereinafter designated the Lessee).

         For and in consideration of the covenants hereinafter mentioned, the Lessor leases to the Lessee and the Lessee hereby leases from the Lessor the Premises containing an area of approximately 15,923 square feet, delineated in the attached Schedule A, located in the Building commonly known as 14100 E. Francisquito Avenue, the City of Baldwin Park, State of California, to be used by Lessee for any lawful purpose, for a term of eighteen (18) years, commencing on the date Tenant's first rental payment is due, as provided in Paragraph 1 below.

1. RENT. Lessee agrees to pay Lessor, as base rent for the leased Premises eighty-five cents ($0.85) per square foot per month. This rental amount shall be paid, on the first day of each calendar month, without deduction, offset, prior notice, or demand, in lawful money of the United States, commencing on the first day of the month following the month in which Lessor notifies Lessee that Lessor's work of improvement i s substantially completed and that Lessee may have physical possession of the Premises. The exact area leased and the dollar amount of Base Rent payable monthly shall be determined at the time the working plans prepared by Lessor's architect, for Lessor's improvement of the Building and Premises, are received nd approved by Lessee as provided by paragraph 3. The area leased shall be determined by measuring from the centers of outer walls to the centers of inner walls.

2. TERMINATION. This Lease shall terminate on the date, without the necessity of notice from either party to the other party. If the Lessee shall hold over such holding shall be construed to be a tenancy only from month-to-month, but otherwise in accordance with the terms and conditions of this Lease. Lessee shall continue to pay the monthly rental paid during the last month of the term of this lease for such further time as Lessee may hold over. Nothing in this Section shall be construed as a consent by the Lessor to the Occupancy or possession of the Premises by the Lessee after the expiration of the term of this Lease.

3.       COMPLETION OF PREMISES

         3.1 As soon as this Lease is executed by all parties, Lessor shall order the preparation of Plans and Specifications for conversion of the existing Building into a medical office building. All Plans and Specifications shall be submitted to Lessee for Lessee's approval, and shall meet the "Standards for Improvement" set forth in Schedule B to this Lease, and such other standards as Lessee shall reasonably require.

         3.2 As soon as Lessee has approved the Plans and Specifications, Lessor shall commence and with reasonable diligence prosecute to completion all construction of improvements, additions, and alterations required of Lessor. Construction required at the inception of this Lease shall begin with three (3) months after Lessee has approved the Plans and Specifications and shall be completed and ready for use within ten (10) months after its commencement, provided that the time for completion shall be extended for as long as lessor shall be prevented from completing the construction by delays beyond Lessor's control. All work shall be performed in a good and workmanlike manner, shall

                                   SCHEDULE A

DELINEATION OF THE PREMISES SHALL BE ATTACHED TO THE LEASE AT THE TIME THE "PLANS AND SPECIFICATIONS" FOR CONVERSION OF THE EXISTING BUILDING INTO A MEDICAL OFFICE BUILDING ARE PREPARED AND APPROVED PURSUANT TO SECTION THREE, "COMPLETION OF PREMISES", OF THE LEASE.

                                   SCHEDULE B

                                                 STANDARDS FOR IMPROVEMENT

Lessor shall perform all tenant improvements following the same standards Lessee follows when constructing its own medical office buildings. These standards include, but ar not necessarily limited to:

         1. Vinyl wall covering on one wall in each waiting room and each waiting room and each consultation room, of a quality equal to or greater than "Type 3", with a weight of fourteen to twenty-six ounces per square yard.

         2.       Two coats of paint on all other walls.

         3.       Exposed grid acoustical ceilings in all areas.

         4. Carpet in all waiting rooms of a material quality equal to or greater than "Antron 3", with a weight of twenty-two to thirty-two ounces per square yard.

         5.       Vinyl asbestos tile on the floors in all areas not carpeted.

         6. A minimum of eight lineal feet of base counters and wall cabinets in each suite laboratory.

         7. A minimum of one 2'x4', four tube fluorescent lighting fixture in each exam room, and two such fixtures in each consultation room.

         8. A minimum of one sink in each examination room and one stainless steel sink in each laboratory.

         9. Electrical convenience outlets as per code, with a minimum of one outlet on each wall.

         10. Each suite shall have its own thermostat for air conditioning and heating control.

         11.      Party walls are to have a sound rating of at least 50 stc.

The exterior of the building shall have a pleasing and dignified architecture acceptable to Lessee. The existing roof shall be rebuilt in accordance with standards and specifications acceptable to Lessee. Mechanical equipment, heating, and air conditioning shall be replaced and provide a level of service acceptable to Lessee.

substantially comply with the plans and specifications submitted to Lessee, and shall comply with all applicable governmental permits, laws, ordinances, and regulations.

         3.3 As soon as Lessor completes the Premises, Lessor shall notify Lessee that Lessor's work of improvement is substantially completed, and that Lessee may have physical possession of the Premises. Unless waived by Lessee, Lessor's notice shall be accompanied by a certification by the duly licensed architect in charge of the work that the improvements have been substantially completed in accordance with the Plans and Specifications and all Authorized Changes.

         3.4 For the purposes of this Section 3, "Plans and Specification and all Authorized Changes" shall mean only drawings, specifications, and other contract documents which pertain to the work and have been approved in writing by Lessee, plus change orders which have been approved in writing by Lessor and Lessee.

4.       ALTERATIONS OF PREMISES BY LESSEE

         4.1 After Lessee has taken possession of the Premises, Lessee shall have the right to and shall be solely responsible for making all of the nonstructural interior improvements and alterations commonly recognized and tenant improvements beyond those provided by Lessor as described in Schedule B required by Lessee or its subtenants.

         4.2 Lessee shall hold the Lessor harmless and free from any lien or claim, and all other liability, claims and demands arising out of any work done or material supplied to the demised Premises at the instance of the Lessee, and from all actions, suits and costs of suit by any person to enforce any lien or claim of lien, liability, claims or demands, together with the costs of suit and attorney's fees incurred by Lessor in connection therewith. All such alterations, repairs, additions or improvement except trade fixtures, counters, appliances, shelving and moveable partitions placed therein by the Lessee for the requirement of business, shall, unless otherwise provided by written agreement, become the property of the Lessor and shall remain upon and be surrendered with the Premises upon the expiration of this Lease or any sooner determination thereof.

         4.3 At the expiration of the term of this Lease, all trade fixtures, counters, appliance, shelving and moveable partitions installed by Lessee may be removed as Lessee's personal property, at Lessee's sole expense; provided, however, Lessee will pay for any damages caused to the demised Premises by the removal of said items, so that, after the removal of said items, the demised Premises will be in the same condition as at the time prior to the said installations, if any, reasonable wear and tear excepted.

5.       TAXES AND ASSESSMENTS

         5.1 Lessee shall be responsible for and shall pay to Lessor its pro rata share of all real property taxes, assessments (whether special or general), fees, city business license, or surcharges including without limitation any tax or levy for parking privileges or in anyway relating to environmental protection, or any other tax, levy, assessment or other charge of any nature whatsoever imposed by any governmental authority having jurisdiction over the leased Premises and levied upon or payable in connection with the leased Premise, the operation thereof, or business conducted therein, including any tax, fee or assessment levied or assessed in lieu of such real property taxes (all of which are herein referred to as "taxes and assessments"). IN the event said taxes and/or assessments are not paid, Lessor may, in addition to all other remedies permitted in this Lease, add an additional charge to the penalty and interest that would have been due if Lessee had failed to make timely payments directly to the tax collectors in orders to reimburse Lessor for its administrative costs incurred as a result of Lessee's failure to pay. Lessor shall give Lessee notice, within five (5) days after Lessor receives its notice, of all taxes and assessments, the amounts due, and the date payment is due. If Lessor fails to give Lessees notice within five (5) days after receiving its notice, Lessor may not charge Lessees any penalty or interest.

         5.2 Lessee shall pay, before delinquency, all property taxes and assessments on the furniture, fixtures, equipment, merchandise and other property of Lessees at any time situated or installed in the leased Premises, and, in addition, on improvements in the leased Premises made or installed by Lessee subsequent to the commencement date. If at any time during the term of this Lease any of the foregoing are assessed as a part of the real property of which the leased premises are a part, Lessee shall pay to Lessor upon demand the amount of such additional taxes as may be levied against said real property by reason thereof. For the purpose of determining said amount, figures supplied by the County Assessor as to the amount so assessed shall be conclusive.

6. UTILITIES. Lessee agrees to pay before delinquency its pro rata share of all charges for gas, heat, sewer, power, electricity, telephone, storm drain, water service and water meter charges and all other utility charges including any hookup or connection fees or charges which may accrue with respect to the leased Premises during the term of this Lease whether the same be charged or assessed at flat rates, measured by separate meters or prorated by the utility company or Lessor. Lessor shall in no event be liable to Lessee for any interruption in the service of any such utilities to the leased Premises, howsoever such interruption may be caused; and this Lease shall and effect despite any such interruptions.

7.       REPAIRS AND MAINTENANCE

         7.1 Lessee agrees that its acceptance of the Premises, as evidenced by Lessee's entry into possession of them, shall constitute unqualified proof that the Premises are, as of the commencement date of the term, in a tenantable and good condition.

         7.2 Lessor shall maintain the Building's roof, walls, gutters, downspouts, and parking lots and shall bill Lessee for its pro rate share of Lessor's actual cost for the work performed. Lessor shall perform all cleaning and gardening required to keep the exterior and parking areas of the Building in a neat, presentable condition, and shall bill Lessees for its pro rata share of Lessor's actual cost for the worked performed. Lessor shall perform all janitorial work required by the Building, and shall bill Lessee for its pro rata share of Lessor's actual cost of the work performed.

         7.3 Lessor shall perform all maintenance and repair work required in the demised Premises, including, but not limited to, maintenance and repair of the plumbing, electrical, heating, ventilation, and air conditioning systems, and the fixtures, pipes, conduits, sewers, floors, flooring, interior walls, lighting, plate glass and interior ceilings, and shall bill Lessee for its pro rata share of Lessor's cost of the work performed. All such work required in the portions of the Building not leased by Lessee shall be performed by Lessor at Lessor's sole cost and expense. All such work required outside of the Building, or which applies to the Building as a whole, shall be performed by Lesser, who shall bill Lessee for its pro rata share of Lessor's actual cost for the work performed.

8. NOTICES. Any notice which either party is required to or desires to give to the other shall be in writing, and except for a notice regarding Lessee's nonpayment shall be deemed given at the time it is placed int he United States Mail, postage prepaid, certified or registered mail, return receipt requested, addressed to the party to whom it is to be given as follows;

         LESSEE:                    Executive Director
                                    Baldwin Park Community Hospital
                                    14148 Francisquito Avenue
                                    Baldwin Park, CA 91706

         COPY TO:                   Director of Real Estate
                                    Human, Inc.
                                    P.O. Box 1438
                                    Louisville, KY 40201

         COPY TO:                   Human, Inc.
                                    2049 Century Park East, Ste. 2290
                                    Los Angeles, CA 90067

         LESSOR:                    Francisquito Properties
                                    14100 Francisquito Avenue
                                    Baldwin Park, CA 91706

All notices regarding nonpayment of rent required by Article 24 of this Lease shall be delivered to Lessee in the same manner and at the same address as all other notices, except that they shall not be deemed given until actually received by Lessee.

9.       INSURANCE

         9.1 At all times during the term of this lease, Lessor shall maintain in full force and effect the insurance policies listed in this Section, and shall submit to Lessee certificates of insurance as evidence such insurance has been obtained. Lessee shall reimburse Lessor for its pro rata share of Lessor's actual cost of such insurance.

         9.2 General public liability insurance against claims for bodily injury, death or property damage occurring in or upon the common area with limits of coverage to be mutually agreed upon between the parties, but not less than FIVE HUNDRED THOUSAND ($500,000) DOLLARS for death or injury to one person, ONE MILLION ($1,000,000) DOLLARS for death or injury to more than one person in a common accident or occurrence, and FIFTY THOUSAND ($50,000) DOLLARS for damage or injury to property.

         9.3 Fire, extended coverage, vandalism, malicious mischief, loss of rental income, and sprinkler leakage insurance, in such form and with such covered perils as the parties shall jointly determine to be appropriate and necessary. All fire insurance shall be for the full replacement value of the Premises. All loss of rental income insurance shall be in an amount necessary to enable Lessor to service its outstanding secured debts.

         9.4 Comprehensive General Liability Insurance insuring all Premises Operations, Independent Contractors, Products and Completed Operations and Contractual Liability arising from the operation, possession, maintenance or use of the leased Premises or ways immediately adjacent thereto with Limits of Liability to be agreed upon between the parties but not less than FIVE HUNDRED THOUSAND ($500,000) DOLLARS each person and ONE MILLION ($1,000,000) DOLLARS Each Occurrence for Bodily Injury and Personal Injury and FIFTY THOUSAND ($50,000) DOLLARS Each Occurrence for Property Damage.

         9.5 The proceeds of all insurance described in this Section 9 shall belong to and be the sole property of Lessor, and Lessee hereby assigns to Lessor or its nominee all of Lessee's right, title and interest therein. Lessor shall hold all proceeds paid to it in trust, and shall use them solely for the repair or replacement of the damaged portions of the Premises, to the extent Lessor is required to repair such damage.

         9.6 In the event Lessor fails, at any time during the term of this Lease, to obtain the insurance required by this Lease, or to provide satisfactory evidence that it has obtained such insurance, Lessee shall have the right, at its option, to procure such insurance and to bill Lessor for its pro rata share of Lessee's actual cost of such insurance. Lessor also agrees that all insurance policies obtained by it shall contain an endorsement, if permitted by the carrier, showing Lessee as an additional insured under the policy, and an endorsement that the insurance cannot be cancelled without giving Lessee fifteen
(15) days' notice.

         9.7 Lessor and Lessee agree that all insurance policies shall contain a clause permitting the insured to waive the insurance carrier's right of subrogation against the other arising out of the occurrence of any casualty insured against. Lessee and Lessor hereby waive any such right of subrogation against the other party hereto, subject to approval of the Insurance Carrier.

         9.8 Lessee shall also obtain, at its sole cost and expense and for its sole benefit, Fire, Extended Coverage, Vandalism, and Malicious Mischief insurance in an amount equal to the full Actual Cash Value of all furniture, fixtures, stock and equipment installed by Lessee in the Premises.

10. NET LEASE. This is a net Lease. Lessee shall pay its pro rata share of all costs of operations and maintenance, including but not limited to: Real and personal property taxes and assessments; water and sewer charges, insurance premiums; utilities; janitorial services;
air conditioning and heating; supplies; maintenance costs and upkeep of all parking and common areas. Lessee shall have the right to audit Lessor's costs of operations and maintenance, as described in this paragraph and in paragraphs five (5), six (6), seven (7) and nine (9).

11. RIGHTS OF LESSOR. Lessor reserves the following rights: (A) To change the name of the Building, after obtaining Lessee's approval, which shall not be unreasonably withheld; (B) To have pass keys to the Premises; (C) To enter the Premises at any time for inspections, repairs, alterations, or additions to the Premises or the Building, to exhibit the Premises to others, to affix and display "For Rent" signs, and for any other purpose related to the safety, protection, preservation, or improvement of the Building or Premises; (d) To enter upon the Premises for the purpose of positing and maintaining such notices as may be necessary to protect Lessor against any mechanic's, materialmen's or other liens, or to post any notices that may be proper and necessary.

12. DESTRUCTION - FIRE OR OTHER CAUSE. If the Building shall be totally destroyed, this Lease shall immediately terminate. If the Building or demised Premises are damaged by fire, earthquake, or any other cause, without fault or neglect of Lessee so that the leased Premises become untenantable, then if such leased Premises cannot be made tenantable within one hundred and twenty (120) working days from the date of such damage, this Lease may be terminated by either party. In any case where the leased Premises are rendered untenantable by fire, earthquake or other cause, without the fault or neglect of Lessee, then the Lessee shall not be bound to pay rent for that period during which said Premises remain untenantable. If the Premises are rendered partially untenantable, the monthly payments shall be adjusted in the proportion that the untenantable portion of the demised Premises bears to the whole thereof. As to any partial destruction of the premises, Lessee hereby waives its rights against Lessor under Section 1932, Subdivision 2, and Section 1933, Subdivision 4, of the California Civil Code.

13. EMINENT DOMAIN. Should Lessor at any tine during the term of the lease be deprived of all or any part of the Building in which the demised Premises are situated, or any part if the land on which it is situated, by condemnation or eminent domain proceedings, the parties mutually agree that this Lease shall terminate on the date when Lessor is actually deprived of possession of said land or building, or some part thereof, and thereupon the parties hereto shall be released from all further obligations hereunder, and Lessor shall thereupon repay to Lessee any rental paid by Lessee and unearned at the date of such termination. Lessee shall not be entitled to any compensation, allowance, claim or offset of any kind against the Lessor, as damages, or otherwise, by reason of such condemnation or eminent domain proceedings or by reason of being deprived of the demised Premises or the termination of this Lease and said Lessee does hereby waive, renounce and quitclaim to Lessor any right in and to any award, judgement, payment or compensation which shall or may be made or given because of the taking of said Premises, or any portion thereof, by virtue of any such condemnation or eminent domain proceedings, whether received in any such action or in settlement or compromise thereof by said Lessor, except to the extent such sums are directly attributable to improvements or alterations made to the Premises by Lessee in accordance with this Lease, are directly allocated to Lessee to reimburse Lessee for the value of the leasehold taken by the condemnation action, or which are allocated to Lessee as reasonable relocations costs and moving expenses.

14. SUCCESSORS. The words "Lessor" and "Lessee" as used herein, include, apply to and bind and benefit the heirs, executors, administrators, assigns and successors of the Lessor and Lessee, subject to the aforementioned restrictions on assignment of this Lease on the part of the Lessee.

15. CO-LESSEES. All persons comprising Lessees are to be held and hereby agree to jointly and severally be responsible for the payment of rent and the faithful fulfillment of all the covenants, terms and conditions of this Lease.

16. LIABILITY OF LESSOR. Lessor shall not be liable to Lessee or to any other person or persons whomsoever, for any damages to the leased Premises or for or on account of any loss, damage, theft, or injury to any person or property in or about said Premises or the approaches or entrances thereto or on the streets, sidewalks, or corridors thereto, caused or occasioned by said Premises being out of repair, by defects in said building or said Premises or equipment contained therein, or by the failure of Lessee to keep the demised Premises in good order and repair or by fire, gas, water, electricity or by the breaking, overflowing or leaking of roofs, pipes, or walls of said building, or for any other damage or injury caused by any acts or events whatsoever beyond the control of Lessor.

17. ASSIGNMENT. Lessee may freely assign this Lease or any interest therein whether voluntarily, by operation of law, or otherwise, provided, as a condition of any such assignment, Lessee shall not be relieved from liability for payment of all forms of rental and other charges herein provided or from the obligation to keep and be bound by the terms, conditions, and covenants of this Lease. However, if Lessee obtains the written approval of Lessor's lender to the assignment, then Lessee shall be relieved of its obligations under this Lease. In connection with any such assignment, Lessee or the assignee of Lessee shall pay to Lessor a fee of TWO HUNDRED FIFTY ($250) DOLLARS to defray Lessor's costs in effecting such transfer. The acceptance of rent from any other person shall not be deemed to be a waiver of any of the provisions of this Lease, or a consent of the assignment of the leased Premises. Consent to any assignment shall not be deemed a consent to any future assignment.

18. GENDER. In this Lease, whenever the context so requires, the masculine gender herein used shall include the feminine or neuter and the singular number shall include the plural.

19. SUBORDINATION. Lessee expressly agrees that at the sole option of the Lessor, the Lease may be subject and subordinate or paramount to all mortgages, Deeds of Trust or any other encumbrances now placed or which may be placed in the future upon the said real property, of which the demised Premises are a part, by the owners thereof, and Lessee further agrees that whenever requested to do so by Lessor, Lessee will execute, sign, acknowledge and deliver any documents required to effectuate such subordination or superiority. Should Lessee fail to execute, acknowledge and deliver such instruments within fifteen
(15) days after written notice to do so, Lessee hereby appoints the lessor and Lessor's successors and assigns Lessee's attorney in fact irrevocably to execute, acknowledge and deliver any such instrument or instruments for and on behalf of Lessee.

20. DELAY IN OCCUPANCY. Lessee agrees that in the event Lessor is unable to deliver to Lessee possession of the Premises at the commencement of the term, Lessor shall not be liable for any damage caused thereby, nor shall this Lease be void or voidable if possession is given to Lessee within ninety (90) days after the date set for completion of the Premises as provided by Section 3 of this Lease. In no event shall Lessee be liable for rent until such time as Lessor offers to deliver possession of the premises to Lessee. However, the term hereof shall be extended by such delay. If Lessee, with Lessor's consent takes possession of all or part of the Premises prior to the commencement of this Lease, then as to the part of the Premises occupied, Lessee shall be subject to all the covenants and conditions hereof, and shall pay rent for the part of the Premises occupied at the rental rate set forth in Paragraph 1 of this Lease.

21. CONDITIONS AND COVENANTS. It is further expressly understood and agreed that each and all of the provisions of this Lease are conditions precedent to be faithfully and fully performed and observed by said Lessee to entitle Lessee to continue in possession of said Premises hereunder; that said conditions are also covenants on the part of Lessee; that time of performance of each is of the essence of this Agreement.

22. ATTORNEY'S FEES. If any action is commenced for the breach of any covenants or conditions of the Lease or for any rent or for possession of said Premises, the prevailing party in said action shall recover a reasonable attorney's fee in such action or actions, which fee shall be fixed by the court as a part of the cost thereof. If Lessor becomes a party to any action, as a result of the failure of Lessee to act, in order to protect its rights, if Lessor is the prevailing party, Lessee will pay Lessor a reasonable attorney's fee in such action or actions.

23. WAIVER. No modification, alteration or waiver of any term, covenant or condition of this Lease shall be valid unless in writing subscribed by the Lessor or by an officer of Lessor, authorized in writing. No waiver of a breach of any covenant or condition shall be construed to be a waiver of any succeeding breach. No act, delay or omission done, suffered or permitted by the Lessor shall be deemed to exhaust or impair any right, remedy or power of the Lessor hereunder. It is further understood and agreed that this agreement contains the entire contract between the parties hereto and that no representative or officer of the Lessor has any power to change, modify or make any other terms or representations whatsoever than those herein set forth.

24. INDEMNIFICATION. Each party agrees to indemnify and hold the other harmless from any and all liability, cost, expense, or cause of action, plus any and all attorney's fees, the other may suffer or incur as a result of a party's violation of any of the terms of this Lease or any use, misuse, or neglect of the Premises and appurtenances. Lessee also agrees that it shall not use the Premises in any manner which will increase the present interest rate of premium for insurance on the Building, or cause the cancellation of any insurance policy relating to the Building.

25.      DEFAULT.

         25.1 In the event of default at any time by Lessee in the payment of the rent herein provided for, or any part thereof, or in the performance of any other terms, covenants or conditions to be kept or performed by Lessee, or if Lessee shall abandon or vacate the Premises without the consent of Lessor, then after fourteen (14) days' written notice of any default in payment of rent and after thirty (30) days' written notice of any default other than payment of rent (if such default is not cured within such period), the Lessor, at its option, shall have the right to deem this Lease to be in default and Lessor shall have the right, at its option, to enter upon the Premises or any part thereof, either with or without process of law, and to expel, remove or put out Lessee or any other person or persons who may be thereon, together with all personal property found therein; and Lessor may either terminate this Lease or it may from time to time without terminating this Lease, re-let said Premises or any part thereof for such term or terms (which may be for a term extending beyond the term of this Lease) and at such rental or rentals and upon such other terms and conditions as Lessor in its sole discretion may deem advisable, with the right to repair, renovate, remodel, redecorate, alter, and change said Premises; and at the option of Lessor, rents received by Lessor from such re-letting shall be applied first to the payment of any indebtedness other than rent due hereunder from Lessee to Lessor; second, to the payment of any costs and expenses of such re-letting, including but not limited to attorney's fees, advertising fees and brokerage fees and to the payment of any repairs, renovations, remodeling, redecoration, alterations and changes in the Premises; third, to the payment of rent due and payable hereunder; and if after so applying said rentals there is any deficiency int he rent to be paid by Lessee under this Lease, Lessee shall pay any such deficiency to Lessor and such deficiency shall be calculated and collected by Lessor monthly. In no event shall Lessee be entitled to any excess rental over an above said obligation of Lessee. No such reentry or taking possession of said Premises shall be construed as an election on Lessor's part to terminate this Lease unless a written notice of such intention is given to Lessee. Notwithstanding any such re- letting without termination, Lessor may at any time thereafter elect to terminate this

Lease unless a written notice of such intention is given to Lessee. Notwithstanding any such re-letting without termination, Lessor may at any tine thereafter to terminate this Lease for such previous breach and default. Should Lessor at any time terminate this Lease by reason of any default, in addition to any other remedy it may have, it may recover from Lessee the worth at the time of such termination of the excess of the amount of rent and charges equivalent to rent reserved in this Lease for the balance of the term hereof over the then reasonable rental value of the demised Premises for the same period. All of the remedies herein provided shall be cumulative to all other rights or remedies herein given to Lessor or given to Lessor by law. A waiver by Lessor of any default by Lessee in the performance of any of the covenants, terms or conditions hereof shall not be considered or treated as a waiver of any subsequent or other default as to the same or any other matter.

         25.2 If Lessor utilizes the services of an attorney at law for the purpose of collecting any rent due and unpaid by Lessee after fourteen (14) days' written notice to Lessee of such nonpayment of rent, Lessee agrees to pay to Lessor a reasonable attorney's fee for such legal services regardless of the fact that no legal action may be commenced or filed by Lessor. Any unpaid installment of rent shall bear interest at the maximum legal rate of interest from the due date of such installment until the payment thereof. Any brokerage fee payable by Lessee to Lessor, whether Lessor has retained the services of a broker or has otherwise determine should be payable to Lessor, shall not exceed the prevailing average rates for Brokers of similar properties.

26. BANKRUPTCY. It is further agreed that if at any time during the term of this Lease any judicial action or proceeding in any Court against Lessee or any of Lessee's heirs or assigns, a receiver or other officer or agent be appointed to take charge of said Premises or the business conducted therein, and shall be in possession thereof, or if this Lease or the interest or estate created thereby vests in any other person or persons by operation of law or otherwise, except by consent, as aforesaid, of Lessor, or in the event of any action taken by or against Lessee under the Federal Bankruptcy Laws or other applicable statutes of the United States, or any State, or if Lessee shall make an assignment for the benefit of creditors, or if an attachment or execution is levied upon the Lessee's property or interest under this Lease which is not satisfied or released within thirty (30) days thereafter, the occurrence of any such event shall be deemed to be a breach of this Lease by Lessee, and Lessor shall have all the rights herein provided in the event of any such breach, including the right at Lessor's option to terminate this Lease immediately and enter said Premises and remove all persons and property therefrom.

27. COMPLIANCE. Lessee and Lessor agree to comply with all laws and ordinances and all regulations and requirements of Municipal, State and Federal governments, boards and authorities relative to the Lessee's occupancy of the said demised premises or to the business to be conducted therein. Lessee will keep the said Premises in a clean and orderly condition according to all laws and ordinances and the direction of all public offices, and as far as reasonably possible will keep all immoral and disreputable persons out of the demised Premises to the end that the reputation of the demised Premises and the Building as a first class office building may be preserved.

28. PARAGRAPH HEADINGS. Paragraph headings do not constitute part of the text of this Lease, but are inserted in this Lease for Paragraph identification only.

29. LESSEE'S STATEMENT. Lessee agrees during the term of this Lease and any extension or renewal of the term hereof, within ten (10) days after request therefore by Lessor, from time to time, to execute, acknowledge and deliver a certificate or certificates in recordable form to Lessor or to any mortgage, trust deed beneficiary or proposed mortgage, trust deed beneficiary or purchaser, certifying that Lessee has accepted its Premises, the commencement date of the Lease term, that it is in occupancy under this Lease, that the Lease is in full fore and effect and that there are no defenses or offsets thereto and no rental offsets or claims by Lessee. If this Lease is assigned by Lessor to any mortgage or trust deed beneficiary or purchaser, within ten (10) days of written request by Lessor, Lessee shall acknowledge in writing receipt of such assignment to the assignee upon receipt of a copy of notice thereof.

30. ATTORNMENT. In the event of an exercise of power of sale or the foreclosure under any deed of trust or mortgage placed by Lessor against all or any portion of the demised Premises, or upon the building of which the demised Premises are a part, or in which the demised Premises are located, Lessee shall upon demand attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Lessor under this Lease.

31. SUBLEASE. Lessee shall have the right to sublease all or part of the premises at its sole discretion.

32. CONDITION PRECEDENT. Notwithstanding anything to the contrary contained in this Lease, this Lease shall not be effective or legally binding upon the parties hereto until it has been reviewed and approved in writing by Lessee's Regional Vice president, or designee, and Lessee's legal counsel. Once signed and approved, it shall be legally binding upon al parties.

IN WITNESS WHEREOF, the parties have duly executed this Lease the day and year first above written.

WITNESS:                                   FRANCISQUITO PROPERTIES

                                           BY: CON-AMER REALTY (PARTNER)

                                           NABEL, PRESIDENT

WITNESS:                                   HUMANA, INC., A CORPORATION

                                           BY: BILL WARD
                                           --------------------------------

APPROVED BY:                               HAROLD L. RIMER
                                           --------------------------------
                                           Regional Vice President

                                           JACK E. SOROKIN
                                           --------------------------------
                                           Hospital Legal Counsel